Bear Stearns 2006 SMid-Cap
Investor Conference
November 15, 2006

Forward-Looking Statements
This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain cu stomers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.
We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.
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Company Overview
North American leader in designing, manufacturing and marketing truck trailers and related transportation equipment Founded as a start-up in 1985; headquartered in Lafayette, IN
In 2005, trailer production of over 56,000 units* and over $1.2bn* in sales Acquired Transcraft Corporation March 2006 Manufacturing locations:
-Lafayette, Indiana — Wabash main production facilities
-Harrison, Arkansas — Wabash wood products
-Anna, Illinois — Transcraft drop deck, customized trailers
-Mt. Sterling, Kentucky — Transcraft standardized flatbed trailers
Extensive sales network, including factory direct, independent dealers and Wabash National Trailer Centers
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*Not pro forma for Transcraft acquisition.

Investment Highlights
Solid trailer demand environment
Market leadership with significant growth opportunities Superb brand recognition “Best-in-class” technology Broad customer base & long-standing relationships Extensive sales & distribution capabilities Strong balance sheet Upside profitability potential with ongoing initiatives Strong management team & culture Significantly union-free labor and no pension liability
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Recognized Leader in Trailer Industry
Market leadership
-No. 1 in van trailers (29% market share in 2005)
-No. 1 in total trailer production (23% share in 2005)
-One of the two largest trailer manufacturers in North America in each of the last 14 years
Best-known brands in the industry
Transcraft EagleTM
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Comprehensive Product Offering

Product line:

DuraPlate® Dry Vans



DuraPlate HD® Dry Vans



Refrigerated Vans



Pups



Flatbeds



Sheet & Post Dry Vans



RoadRailer® Intermodal



Innovations:

LED Mini-Marker



EZ-7® Plug



WP Axle



DuraPlate Door®



SolarGuard Roof®



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Customer (Fleet) Situation
Major fleets managing capacity to support pricing Driver shortage limits growth yet is the greatest catalyst for improved pricing Overall fleets are in great financial shape Second half of ‘06 “soft” Anticipate aggressive shipper price negotiations Some fleets deferring equipment decisions
Potential for challenging 2007 Potential for challenging 2007
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Trailer OEM Situation
Anticipate cycle to continue through 2008
Late developing buying season as fleets finish pre-buy and negotiate new contracts Potential for some reduction in raw materials and components Tire availability/cost dependent on resolution of Goodyear strike Pricing: OEM’s work to recapture lost margin More composites entering market Flatbed’s: Slowing housing market
Fundamentals improving Fundamentals improving
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Wabash National Situation
ERP worst is over — much to do ALPHA improving WNC defending DuraPlate patents Initiatives moving forward
-Mid-market growth
-Alternative sourcing
-Pricing
Operations doing very well Working supply issues with tires
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# Operating Metrics Recovering



120
110
100
90
80
70
60
Jan
Feb
Mar
April
May
June
July
Aug
Sept
Oct
Productivity
Process Yield
Throughput

*Major turn-around*

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Freight Tonnage Slows
ATA’s Truck Tonnage Index*
125111.1
(Seasonally Adjusted; 2000=100)
08/2006
120
115
1101999 Peak = 108
105
100
95
0123456 0 00 10 20 30 40 50 6 n -l — 0n -l — 0n -l — 0n -l — 0n -l — 0n -l — 0n -l — 0 J aJ uJ aJ uJ aJ uJ aJ uJ aJ uJ aJ uJ aJ u
Recent decrease in index reflects slowing economy. Recent decrease in index reflects slowing economy.
Industry capacity remains tight Industry capacity remains tight
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* Index Revised 09/2006

Key Trailer Industry Indicators
TL Carrier Database: Trailers: Average Age
1994 — 2005
Months 60
55 50 45 40 35 30
25
9495 96 97 98 99 00 01 02 03 04 05
A.C.T. Research Co., LLC: Copyright 2006
Trailer to truck build ratio far below historical average. Trailer to truck build ratio far below historical average. Average age of public fleets’ Average age of public fleets’trailers continues to rise. trailers continues to rise.
Reasons include trailers lasting longer (e.g. DuraPlate) and Reasons include trailers lasting longer (e.g. DuraPlate) and fleets have been concentrating on truck pre-buys fleets have been concentrating on truck pre-buys
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Positive Industry Outlook
U.S. Truck & Total Trailer
Industry ShipmentsClass 8 Truck
350,000Total Trailers
300,000
250,000
Trailer Replacement UnitsTruck Replacement
200,000 150,000 100,000 50,000
0
19992000200120022003200420052006E 2007E 2008E 2009E 2010E
Trailer replacement and growth cycle expected to continue Trailer replacement and growth cycle expected to continue for the next couple years. for the next couple years.
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Source: ACT Research

Van Trailer Forecast
Reefers Dry Vans
Wabash Market Share
250,00040%
(Units) 200,000 Production 150,000
30% 100,000
Industry 50,000
020% 200020012002200320042005 2006E 2007E 2008E 2009E
Wabash’s share of the van trailer market rose to 29% in 2005. Wabash’s share of the van trailer market rose to 29% in 2005.
Middle market initiative driving Middle market initiative driving increased market share in a growing marketplace increased market share in a growing marketplace
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Leader in Technological Innovation — DuraPlate®
Proprietary composite trailers offer several advantages vs. standardized equipment
-Longer trailer life
-Low maintenance cost
Reduced $: “Total Cost of Ownership”
-Increased durability
-Enhanced trade in values
50,00081%80%80%90% 78%79% 36,64936,75575%% 40,00037,371 41,316of 30,26060% Volume30,00027,275 24,782
®56%
45%Total DuraPlate17,98353%
20,000
30% 7,28830%Units 10,000 15% 15%
00% 199719981999200020012002200320042005
Significant additional share opportunity Significant additional share opportunity- -estimated estimated~15% fleet penetration today ~15% fleet penetration today Over 260k DuraPlate Over 260k DuraPlate ®®trailers produced; 1 in 4 dry vans sold today is DuraPlate trailers produced; 1 in 4 dry vans sold today is DuraPlate ®® DuraPlate replacement cycle is beginning. DuraPlate replacement cycle is beginning.
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DuraPlate Market Growth Forecast
Composite Trailer Penetration of Dry Van Market
Composite 70%Market Upside 60%Potential
50% 40% 30% 20% 10% 0%
9 69 79 89 90 00 10 20 30 40 50 60 70 80 91 0 1 91 91 91 92 02 02 02 02 02 02 02 02 02 02 0
DuraPlateCom petitionTotal Com posite
Tremendous upside potential. Tremendous upside potential.
With the proven success of DuraPlate’s market penetration, With the proven success of DuraPlate’s market penetration, composite trailers’ composite trailers’share of the dry van market will continue to grow share of the dry van market will continue to grow
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Source: WNC Estimates

Truckload (TL) Carrier Customer Relationships
13 of the Top 20 TL Fleets are Wabash customers 13 of the Top 20 TL Fleets are Wabash customers
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LTL Truckload Carrier Customer Relationships
10 of the Top 20 LTL Fleets are Wabash customers 10 of the Top 20 LTL Fleets are Wabash customers
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Refrigerated Carrier Customer Relationships
5 of the Top 10 Refrigerated Fleets are Wabash customers 5 of the Top 10 Refrigerated Fleets are Wabash customers
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“Mid-Market” — Proven Growth Engine
Market driven by technology, service & productivity with 1,250 fleets (~1mm trailers) Results to date (2004 — 2Q 2006)
-1050 new customers, 16,000 units ordered
-150 Mid-Market customers, 12,000 units ordered
-Over $320mm in new business
Goal: 30% share by 2008 vs. 15% today
Changing Customer Base — Growing Presence in Mid-Market
61%49%37% 33%
39%51%67%63%
2002200320042005
Non-PartnerPartner*
*Represents historic core customers.20

Direct Materials Off-shore Sourcing
Today: $14mm from China
$7mm from Germany 96%4%$2mm from Mexico
NAOff-Shore
Lots of opportunity! Lots of opportunity!
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Financial Highlights
Nine months ($ in millions)2003*2004200520052006 Sales$829$1,041$1,214$873$958 Gross Profit$ 67$ 126$ 135$101$ 76 % Margin8%12%11%12%8% Operating Cash Flow$ 58$ 57$ 51$ 1$ (6) CAPEX$ 7$ 15$ 31$ 23$ 11 D&A$ 21$ 19$ 16$ 12$ 16 Debt$227$ 128$ 126$126$162 Cash$ 13$ 42$ 67$ 29$ 16 Inventory, net$ 85$ 95$ 108$165$170
ERP Start up ERP Start up Focus on profitability Focus on profitability
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* Note pro forma for effect of asset sale and refinancing

Multiple Earnings Growth Catalysts

Income Statement	Catalysts
Sales	✓ Lengthening cycle ✓ Share gain/mid-market ✓ DuraPlate®/composite share growth ✓ Reefer momentum } Capacity available
Gross Margin	✓ Continuous improvement – labor, materials & line rate ✓ Automated assembly lines ✓ Supply Chain - alternative sourcing ✓ New ERP system ✓ Product design standardization ✓ Acquisitions
SG&A	✓ Process simplification

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Wabash Commitment
Achieve operating results
Diversify and grow customer base Prepare for all industry cycle dynamics Continue structural margin improvement Grow earnings and cash flow Strengthen balance sheet
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